Exhibit 99.22


                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION
                         ------------------------------


In re                                   )

CARDIAC CONTROL SYSTEMS, INC.,          )        Case No.:   99-06852-3P1

                           Debtor.      )

                                        )
----------------------------------------

                            NOTICE OF FILING DEBTOR'S
                         FINANCIAL REPORT FOR THE PERIOD
                        JUNE 1, 2001 THROUGH JUNE 30, 2001
                        --------------------------------

          Debtor, Cardiac Control Systems, Inc., gives notice of the filing of the attached monthly financial reports for the period June 1, 2001 through June 30, 2001. STUTSMAN & THAMES, P.A.

                                     By       /s/ Nina M. LaFleur
                                       -----------------------------------------
                                              Nina M. LaFleur

                                     Florida Bar Number 0107451
                                     121 West Forsyth St., Suite 600
                                     Jacksonville, Florida  32202
                                     (904) 358-4000
                                     (904) 358-4001 (Facsimile)

                                     Attorneys for Cardiac Control Systems, Inc.

                             Certificate of Service
                             ----------------------

          I certify that a copy of the foregoing notice, together with a copy of the debtor's monthly financial report for June, 2001 were furnished by hand delivery to the Office of the United States Trustee, 135 W. Central Boulevard, Suite 620, Orlando, Florida 32801; and by mail to Jeffry R. Jontz, Esq., Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A., 255 S. Orange Avenue, Post Office Box 1171, Orlando, Florida 32802; and to David E. Otero, Esq., Akerman, Senterfitt, 50 North Laura Street, Suite 2750, Jacksonville, Florida 32202 on this 25 day of July, 2001.

                                        /s/ Nina M. LaFleur
                                   ---------------------------------------------
                                                   Attorney

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION

                                                        CASE NO: 99-06852-3P1
IN RE

CARDIAC CONTROL SYSTEMS, INC.                   JUDGE GEORGE L. PROCTOR

DEBTOR                                          CHAPTER 11


                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                        FROM June 1 2000 TO June 30 2001

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the guidelines established by the United States Trustee and FRBP 2015.


                                        ----------------------------------------
                                        Stutsman & Thames PA
                                        Attorney for Debtor

Debtor's Address                        Attorney's Address
                                        and Phone Number

PO Box 353339,                          121 West Forsyth Street, Suite 600,
PALM COAST FL 32135-3339                Jacksonville FL  32202
386-445-5476                            904-358-4000

                      MONTHLY FINANCIAL REPORT FOR BUSINESS
                      -------------------------------------

 Name of Debtor: Cardiac Control Systems, Inc           Case Number 99-06852-3P1

        Reporting Period beginning June 1, 2001 and ending June 30, 2001

Date of Petition September 3, 1999

                                                                          CURRENT                      CUMULATIVE
                                                                          -------                      ----------
                                                                            MONTH                      PETITION TO
                                                                            -----                      -----------
                                                                                                           DATE
                                                                                                           ----
1.      CASH AT BEGINNING OF PERIOD                                            $33.38                        $963.56
                                                                 -----------------------------------------------------
2.      RECEIPTS
            A.  Cash Sales (List attached)                                                                 $8,968.00
                 Less: Cash Discount re Shree LOC                                                         ($1,500.00)
            B.  Collection on Postpetition A/R                                                             $7,405.05
            C.  Collection on Prepetition A/R                                                             $84,451.11
            D.  Other Receipts (List attached)                                                         $1,316,322.72
                                                                 -----------------------------------------------------
3.      TOTAL RECEIPTS                                                                                 $1,415,646.88
                                                                 -----------------------------------------------------
4.      TOTAL CASH AVAILABLE FOR OPERATIONS                                    $33.38                  $1,416,610.44
                     (Line 1 + Line 3)
                                                                 -----------------------------------------------------

5.      DISBURSEMENTS
            A.  US Trustee Quarterly Fees                                                                  $7,500.00
            B.  Net Payroll                                                                               $23,528.70
            C.  Payroll Taxes Paid                                                                            $20.53
            D.  Sales and Use taxes
            E.  Other Taxes                                                                              $108,993.08
            F.  Rent
            G.  Other Leases (Attachment 3)
            H.  Telephone                                                                                  $4,416.55
            I.  Utilities                                                                                  $9,750.95
            J.  Travel and Entertaining
            K.  Vehicle Expenses
            L.  Office Supplies                                                                              $184.50
            M.  Advertising
            N.  Insurance (Attachment 7)
            O.  Purchases of Fixed Assets
            P.  Purchases of Inventory
            Q.  Manufacturing Supplies
            R.  Repairs and Maintenance (List Attached)                                                    $5,519.57
            S.  Payments to Secured Creditors                                                          $1,143,295.68
            T.  Other Operating Expenses (List Attached)                       $15.00                    $113,382.50
                                                                 -----------------------------------------------------
6.      TOTAL CASH DISBURSEMENTS                                               $15.00                  $1,416,592.06
                                                                 -----------------------------------------------------
7.      ENDING CASH BALANCE (Line 4 - Line 6)                                  $18.38                         $18.38
                                                                 =====================================================

         I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

         This twenty-third day of July, 2001
                                                                       /s/ W. Alan Walton
                                                                ------------------------------------------------------
                                                                       W. Alan Walton
                    Reconciliation
                    --------------
                    Petty Cash Balance
                    Bank of America DIP A/C Balance                            $18.38
                                                                ----------------------
                    Ending Cash Balance Line 7                                 $18.38
                                                                ======================

                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------

                           CASH RECEIPTS AND PAYMENTS
                           --------------------------
 Name of Debtor: Cardiac Control Systems, Inc           Case Number 99-06852-3P1

        Reporting Period beginning June 1, 2001 and ending June 30, 2001


A.       Cash Sales                                               ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                  ------------------------------------
       Date                  Payor                                                   Petty Cash          Bank of           TOTAL
       ----                  -----                                                   ----------          -------           -----
                                                                                                         America
                                                                                                         -------
                                                                                                           DIP
                                                                                                           ---
                                                                                                                              $0.00
                                                                                 ---------------------------------------------------
                                                                                            $0.00             $0.00           $0.00
                                                                                 ---------------------------------------------------

B.       Collection on Postpetition A/R                           ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                  ------------------------------------
       Date                       Payor                                       Coast Business           Bank of            TOTAL
       ----                       -----                                       --------------           -------            -----
                                                                                   Credit            America DIP
                                                                                   ------            -----------
                                                                                 ---------------------------------------------------
                                                                                         $0.00               $0.00            $0.00
                                                                                 ---------------------------------------------------
C.       Collection on Prepetition A/R


       Date                       Payor                                       Coast Business           Bank of            TOTAL
       ----                       -----                                       --------------           -------            -----
                                                                                   Credit            America DIP
                                                                                   ------            -----------
                                                                                 ---------------------------------------------------
                                                                                         $0.00               $0.00            $0.00
                                                                                 ---------------------------------------------------

D.       Other Receipts                                           ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                  ------------------------------------

       Date                      Payor                     Reason             Coast Business           Bank of            TOTAL
       ----                      -----                     ------             --------------           -------            -----
                                                                                   Credit            America DIP
                                                                                   ------            -----------
                                                                                 ---------------------------------------------------

                                                                                 ---------------------------------------------------
                                                                                         $0.00               $0.00            $0.00
                                                                                 ===================================================

                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------

                         5. T. Other Operating Expenses

 Name of Debtor: Cardiac Control Systems, Inc           Case Number 99-06852-3P1

        Reporting Period beginning June 1, 2001 and ending June 30, 2001


       Date               Payee                                         Purpose                                       Payment
       ----               -----                                         -------                                       -------

    30-Jun-01       Bank of America        Service Charge                                                                $15.00
                                                                                                                    ------------
                                                                                                                    ------------
                                                                                                                         $15.00
                                                                                                                    ============

                          5. R. Repairs and Maintenance
Bank of America
---------------                                                                                                     ------------
                                                                                                                          $0.00
                                                                                                                    ============

                                  ATTACHMENT 1
                                  ------------


              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
              ----------------------------------------------------

 Name of Debtor: Cardiac Control Systems, Inc           Case Number 99-06852-3P1

        Reporting Period beginning June 1, 2001 and ending June 30, 2001


ACCOUNTS RECEIVABLE AT PETITION DATE                                                                                     $225,115.40
                                                                                                         ===========================
ACCOUNTS RECEIVABLE RECONCILIATION
   (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

                  Beginning of Month Balance                                                                              $11,755.00

         PLUS:  Current Month New Billings                                                                                     $0.00

         LESS:  Written Off as Irrecoverable                                                                                   $0.00

                                                                                                         ---------------------------
                  End of Month Balance                                                                                    $11,755.00

                                                                                                         ===========================

AGING:  (Show the total amount for each group of accounts incurred since filing the petition)

      0-30 Days               31-60 Days              61-90 Days           Over 90 Days                                Total
               $ 0.00                                                                                                         $ 0.00

------------------------------------------------------------------------------------------------------------------------------------
                                                          Billings this month
        Date                     Name                                                                                 Amount

                                                                                                         ---------------------------
Monthly Total                                                                                                                 $ 0.00
                                                                                                         ===========================

                                  ATTACHMENT 2
                                  ------------


              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------

 Name of Debtor: Cardiac Control Systems, Inc           Case Number 99-06852-3P1

        Reporting Period beginning June 1, 2001 and ending June 30, 2001


In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.


                     Days                                                                               Detailed        Sub-Total
                     ----                                                                               --------        ---------
Date Incurred    Outstanding            Vendor                            Description                   Amount        Per Creditor
-------------    -----------            ------                            -----------                   ------        ------------

 23-Nov-99           466       Cobb, Cole & Bell             Post-petition Legal work                     $656.25         $656.25

                                                                                                     -------------------------------
                                                                                                          $656.25         $656.25

                                                                                                     ===============================

                                  ATTACHMENT 3
                                  ------------


                        INVENTORY AND FIXED ASSETS REPORT
                        ---------------------------------

 Name of Debtor: Cardiac Control Systems, Inc           Case Number 99-06852-3P1

        Reporting Period beginning June 1, 2001 and ending June 30, 2001


                                INVENTORY REPORT
                                ----------------


INVENTORY BALANCE AT PETITION DATE                                                                           $8,000.00
                                                                                                       ====================
INVENTORY RECONCILIATION:

     Inventory Purchased During Month                                                                            $0.00
     Inventory Balance at Beginning of Month                                                                     $0.00
                                                                                                       --------------------

     Inventory Balance on Hand at End of Month                                                                   $0.00
                                                                                                       ====================

METHOD OF COSTING INVENTORY
     Estimated realizable value for finished products, nil value for raw materials etc.


                               FIXED ASSET REPORT
                               ------------------

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE                                                                  $0.00
                                                                                                       ====================

(Includes Property, Plant and Equipment)

---------------------------------------------------------------------------------------------------------------------------

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at beginning of Month                                                                     $0.00
        LESS:  Depreciation Expense                                                                              $0.00
        LESS:  Disposals                                                                                         $0.00
        PLUS:  New Purchases                                                                                     $0.00
                                                                                                       --------------------
Ending Monthly Balance                                                                                           $0.00
                                                                                                       ====================

           BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF
                          DURING THE REPORTING PERIOD:

                                                                                                       Estimated Disposal
                                                                                     Proceeds                 Value

                                                                                                       --------------------
                                                                                                                     $0.00
                                                                                                       ====================


                                  ATTACHMENT 4
                                  ------------


                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------


 Name of Debtor: Cardiac Control Systems, Inc           Case Number 99-06852-3P1

        Reporting Period beginning June 1, 2001 and ending June 30, 2001

  A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposit, money market accounts, stocks and bonds, etc.

 NAME OF BANK - Bank of America                         BRANCH Gov't Banking

                  ACCOUNT NAME: - Cardiac Control Systems, Inc.
                         Debtor in Possession, 99-06852
                                Operating Account

                           ACCOUNT NUMBER 375 400 1378

                     Beginning Balance                                    $33.38
                     Total of Deposits Made                                $0.00
                     Total Amounts of Checks Written                       $0.00
                                                              ------------------
    30-Jun -01  Service Charge                                            $15.00
                                                              ------------------
                Closing Balance                                           $18.38
                                                              ==================

                Number of Last Check Written This Period
                Number of First Check Written This Period
                Total Number of Checks Written This Period                     0


                               INVESTMENT ACCOUNTS
                               -------------------

               Type of
               -------
              Negotiable             Face Value
              ----------             ----------
              Instrument
              ----------

                 NONE

                                  ATTACHMENT 5
                                  ------------

                                 CHECK REGISTER
                                 --------------


 Name of Debtor: Cardiac Control Systems, Inc           Case Number 99-06852-3P1

        Reporting Period beginning June 1, 2001 and ending June 30, 2001

  A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposit, money market accounts, stocks and bonds, etc.

NAME OF BANK - Bank of America              BRANCH  Gov't Banking

                   ACCOUNT NAME: Cardiac Control Systems, Inc.
                         Debtor in Possession, 99-06852
                                Operating Account


                           ACCOUNT NUMBER 375 400 1378

                           PURPOSE OF ACCOUNT Checking

  Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.


    Date       Check Number             Payee                                Purpose                                  Amount
    ----       ------------             -----                                -------                                  ------
                                                                                                                    ---------------
                                                                                                                             $0.00
                                                                                                                    ===============

                                  ATTACHMENT 6
                                  ------------

                               MONTHLY TAX REPORT
                               ------------------

 Name of Debtor: Cardiac Control Systems, Inc           Case Number 99-06852-3P1

        Reporting Period beginning June 1, 2001 and ending June 30, 2001

                           TAXES PAID DURING THE MONTH
                           ---------------------------

Report all post-petition taxes paid directly or deposited into the tax account.


        Date                      Payee                      Description               Amount
        ----                      -----                      -----------               ------

                                                                                           --------------
                                                                                                $0.00
                                                                                           ==============


---------------------------------------------------------------------------------------------------------

                               TAXES OWED AND DUE
                               ------------------

  Report all unpaid post-petition taxes including Federal and State withholding
   FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return filed August 2, 1999, Period 1998.



         Name of Taxing             Date Payment Due          Description                        Amount
         --------------             ----------------          -----------                        ------
         Authority
         ---------


                                  ATTACHMENT 7
                                  ------------

                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                    ----------------------------------------
                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                  --------------------------------------------

 Name of Debtor: Cardiac Control Systems, Inc           Case Number 99-06852-3P1

        Reporting Period beginning June 1, 2001 and ending June 30, 2001

     Report  all  compensation   received  during  the  month.  Do  not  include
reimbursement for expenses incurred for which you have receipts.

         Name of Officer or Owner             Title                 Amount Paid
         ------------------------             -----                 -----------

         W. Alan Walton

--------------------------------------------------------------------------------

                                PERSONNEL REPORT
                                ----------------

                                                                         Full Time           Part Time
                                                                         ---------           ---------
        Number of Employees at beginning of period                           0                   1
        Number hired during the period                                       0                   0
        Number terminated or resigned during period                          0                   0


--------------------------------------------------------------------------------

                            CONFIRMATION OF INSURANCE
                            -------------------------

 List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.


                       Agent and Phone                                                                         Date Premium
      Carrier               Number                                                       Expiration Date            Due
      -------               ------                                                       ---------------            ---


                                  ATTACHMENT 8
                                  ------------

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
                ------------------------------------------------

The following significant events occurred during the reporting period June 1 2001 through June 30, 2001.

1. Activities commenced to complete the merger by and among Cardiac Control Systems, Inc. and Nineteenth Investment Corporation.